Annual Report

                               DECEMBER 31, 1997


MUTUAL SHARES FUND


[Logo]

Franklin Templeton

                               TECHNOLOGY UPDATE:
                               FRANKLIN TEMPLETON
                          COMBATS THE YEAR 2000 PROBLEM

                             By Charles B. Johnson,
                      President of Franklin Resources, Inc.





As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998", for example -- but didn't take into account that the year 2000 or "00", could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help ensure that our computer systems, which service the funds and their shareholders, will be Year 2000 Compliant. As changes reach completion, we will conduct comprehensive tests to verify their effectiveness. We will also require all of our major software or data-services suppliers to be Year-2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund portfolio managers must be aware of the impact it could have on companies in their portfolios. That's why Franklin Templeton portfolio managers consistently keep this issue in mind while selecting investments and managing their portfolios.

SHAREHOLDER LETTER

-------------------------------------------------------------------------
Your Fund's Objective: Mutual Shares Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The fund may also invest in foreign securities.
-------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report of the Mutual Shares Fund, which covers the 12 months ended December 31, 1997. The fund's Class Z shares produced a 26.44% cumulative total return for the year, as discussed in the Performance Summary on page 5. This performance was somewhat ahead of the Dow Jones(R) Industrial Average, which returned 24.99%(1) for the year, while slightly behind that of the Lipper Growth & Income Funds' average of 26.99%.(2) For comparative purposes, during the same period the Standard and Poor's(R) 500 Stock Index (S&P 500(R)) had a 31.63%(3) return.

1. Source: Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

2. Source: Lipper Growth and Income Fund average consists of 624 funds. Lipper calculations do not include sales charges; past and current expense reductions by the fund's manager increased the fund's total return. If these factors had been considered, the fund's performance relative to the Lipper average may have been different.

3. Source: Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You may find a complete listing of the fund's portfolio holdings, including the number of shares and dollar value, beginning on page 17 of this report.

CONTENTS

Shareholder Letter.................  1

Performance Summary
  Class Z..........................  5
  Class I..........................  8
  Class II......................... 11

Financial Highlights &
Statement of Investments........... 14

Financial Statements............... 28

Notes to Financial Statements...... 31

Report of Independent
Auditors........................... 40

Tax Designation.................... 41

[FUND CATEGORY PYRAMID]

          PORTFOLIO BREAKDOWN
          Based on Total Net Assets
          12/31/97
          Equities 74.2%
          Bonds 2.4%
          Short-Term Investments &
          Other Net Assets
          23.4%

          TOP 10 INDUSTRIES
          12/31/97

                                                                % OF TOTAL
          INDUSTRY                                              NET ASSETS
          --------------------------------------------
          Broadcasting &
          Publishing                                                  9.7%

          Food & Household
          Products                                                    7.0%
          Multi-Industry                                              5.3%
          Banking                                                     5.3%
          Financial Services                                          4.8%

          Health & Personal Care                                      4.3%

          Energy Sources                                              4.3%

          Beverages & Tobacco                                         4.3%

          Telecommunications                                          4.1%

          Insurance                                                   3.9%

Despite occasional setbacks caused by warnings of "irrational exuberance" in the domestic equity market and Asia's economic crises, the U.S. and European stock markets demonstrated tremendous resilience, making 1997 yet another year in the extraordinary bull market that began at least three years ago. From the beginning of 1995 through the end of 1997, U.S. stock prices more than doubled, as measured by the S&P 500. Finding cheap stocks became even tougher during the past year as investors looking to "buy the dips" were willing to purchase some securities at historically high valuations. As a result, our cash level increased somewhat by year-end but it remained well within the fund's historical range. Over the past ten years, year-end cash levels for the fund have been as high as 33% and as low as 15%.

At the end of the reporting period, stocks in the S&P 500 were trading at an average of 24 times earnings, with many of the names that dominate the index valued too high for our standards. However, we still were able to find opportunities in the domestic equity market. We purchased additional shares of U.S. West Media Group, which rose over 50% this year as the company's restructuring complemented investors' recognition of the value of its core cable business. In addition, during this period, the merger and acquisition environment, as well as divestiture activity, continued to be strong.

The fund also benefited from its European holdings, particularly in the small and mid-capitalization stocks. For example, in the U.K., investors embraced the privatized railroad firm, Railtrack Group Plc., as they began to understand the potential value of relaxation from government regulation, and the company's stock appreciated 164.87% over the year. Reflecting the relative attractiveness of the European sector, the fund had 13.5% of its total net assets invested there at the end of the year.

We believe equity markets will present us with substantial opportunities in 1998. Although our direct exposure to Asia was virtually non-existent, the Asian economic crises of late 1997 may have a greater impact on some companies than the market has reflected. We are looking to see if these crises have created opportunities for us. However, we are always mindful of the lower risk, lower volatility philosophy of the fund and our investments everywhere are intended to be consistent with this.

In Europe, we anticipate an exciting year as the continent prepares for the limited introduction of the eurocurrency on January 1, 1999. While it may be years before the success or failure of the new system is known, we expect mistakes to occur and hope they force greater flexibility on the system, as well as offer us investment opportunities in the process.

We appreciate your participation in Mutual Shares Fund and welcome your comments and suggestions.

Sincerely,
Franklin Mutual Advisers Senior Portfolio Management Team

      TOP 10 HOLDINGS
      12/31/97
      COMPANY                                               % OF TOTAL
      INDUSTRY                                              NET ASSETS
      ----------------------------------------------------------------

      Sunbeam Corp.,
      Food & Household Products                                   4.4%

      Chase Manhattan Corp.,
      Banking                                                     4.1%

      Investor AB, A & B,
      Multi-Industry                                              3.2%

      U.S. West Media Group,
      Broadcasting & Publishing                                   3.0%

      Morgan Stanley, Dean Witter
      Discover & Co.,
      Financial Services                                          2.0%

      MCI Communication Corp.,
      Telecommunications                                          1.5%

      RJR Nabisco Holdings Corp.,
      Beverages & Tobacco                                         1.5%

      General Motors Corp.,
      Automobiles                                                 1.4%

      Railtrack Group Plc.,
      Transportation                                              1.2%

      Telephone & Data
      Systems Inc.,
      Telecommunications                                          1.1%

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. Market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

It is important to remember that the fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks, such as political uncertainty or fluctuations in foreign exchange rates in areas where investments are made. The fund generally expects to hedge against currency risk where feasible and to the extent possible. The fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings, or liquidations. The risks associated with this and other fund-specific investments are described in the prospectus.

PERFORMANCE SUMMARY

CLASS Z

Mutual Shares Fund - Class Z produced a 26.44% cumulative total return for the 12-month period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains.

The fund's Class Z share price increased $2.73, from $18.57 on December 31, 1996, to $21.30 on December 31, 1997.* During the reporting period, Class Z shareholders received per-share distributions of 54.00 cents ($0.5400) in dividend income, 45.00 cents ($0.4500) in short-term capital gains, and $1.13 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 6 compares the performance of Mutual Shares Fund - Class Z and the unmanaged Standard & Poor's 500 Stock Index (S&P 500), as well as the Lipper Growth & Income Funds' average, for the 10-year period ended December 31, 1997.

*Per-share amount for all periods prior to February 3, 1997, have been restated to reflect a 5-for-1 share split effective at the close of business on Friday, January 31, 1997.

Past performance is not predictive of future results.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. The index's performance would have been lower if the fund's costs had been applied to it. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

MUTUAL SHARES FUND - CLASS Z
Index Comparison
Ten-Year (1/1/88 - 12/31/97)

                                                       LIPPER GROWTH &
    DATE       MUTUAL SHARES - CLASS Z*   S&P 500**   INCOME AVERAGE***          S&P        Lpper
----------------------------------------------------------------------------------------------------
    1/1/88           $10,000            $10,000            $10,000
  12/31/88           $13,069            $11,661            $11,507             16.61%        15.07%
  12/31/89           $15,020            $15,356            $14,180             31.69%        23.23%
  12/31/90           $13,544            $14,880            $13,543             -3.10%        -4.49%
  12/31/91           $16,387            $19,414            $17,455             30.47%        28.88%
  12/31/92           $19,881            $20,894            $18,958              7.62%         8.61%
  12/31/93           $24,054            $23,000            $21,147             10.08%        11.55%
  12/31/94           $25,148            $23,303            $20,948              1.32%        -0.94%
  12/31/95           $32,469            $32,061            $27,405             37.58%        30.82%
  12/31/96           $39,208            $39,422            $33,099             22.96%        20.78%
  12/31/97           $49,551            $52,573            $42,033             33.36%        26.99%

The historical performance data shown pertains only to the fund's Class Z shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more information.

*Performance figures represent the change in value of an investment over the periods shown, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Past performance is not predictive of future results.

 CLASS Z
 Periods ended 12/31/97

                                              1-YEAR        5-YEAR       10-YEAR
  -------------------------------------------------------------------------------
  Cumulative Total Return(1)                   26.44%       149.34%       395.78%
  Average Annual Total Return(2)               26.44%        20.04%        17.36%
  Value of $10,000 Investment(3)              $12,644       $24,934       $49,578

                              12/31/93     12/31/94     12/31/95     12/31/96     12/31/97
  ----------------------------------------------------------------------------------------
  One-Year Total Return(4)     21.00%        4.53%        29.11%       20.76%       26.44%

1. Cumulative total return represents the change in value of an investment over the indicated periods.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates.

All calculations assume reinvestment of dividends and capital gains at net asset value. The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for a three-year period beginning November 1, 1996.

Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

CLASS I

Mutual Shares Fund - Class I produced a 26.03% cumulative total return for the 12-month period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's Class I share price, as measured by net asset value, increased $2.70, from $18.56 on December 31, 1996, to $21.26 on December 31, 1997.* During the reporting period, Class I shareholders received per-share distributions of 49.42 cents ($0.4942) in dividend income, 45.00 cents ($0.4500) in short-term capital gains, and $1.13 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 9 compares the performance of Mutual Shares Fund - Class I since inception on November 1, 1996, and the unmanaged Standard & Poor's 500 Stock Index (S&P 500), as well as the Lipper Growth & Income Funds' average.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition,

*Per-share amounts for all periods prior to February 3, 1997, have been restated to reflect a 5-for-1 share split effective at the close of business on Friday, January 31, 1997.

Past performance is not predictive of future results.

the performance shown for the fund includes the initial sales charge, all fund expenses and account fees. The index's performance would have been lower if the fund's costs had been applied to it. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

MUTUAL SHARES FUND - CLASS I
Index Comparison
(11/1/96 - 12/31/97)

                                                      LIPPER GROWTH &
    DATE       MUTUAL SHARES - CLASS I*   S&P 500**   INCOME AVERAGE***            S&P     Lipper
----------------------------------------------------------------------------------------------------
   11/1/96             $ 9,550            $10,000             $10,000
  11/30/96             $10,076            $10,756             $10,650              7.56%     6.50%
  12/31/96             $10,186            $10,543             $10,538             -1.98%    -1.05%
   1/31/97             $10,503            $11,202             $10,992              6.25%     4.31%
   2/28/97             $10,750            $11,289             $11,048              0.78%     0.51%
   3/31/97             $10,607            $10,825             $10,654             -4.11%    -3.57%
   4/30/97             $10,717            $11,472             $11,038              5.97%     3.60%
   5/31/97             $11,222            $12,170             $11,728              6.09%     6.26%
   6/30/97             $11,562            $12,715             $12,180              4.48%     3.85%
   7/31/97             $12,202            $13,728             $13,076              7.96%     7.36%
   8/31/97             $12,119            $12,959             $12,640             -5.60%    -3.34%
   9/30/97             $12,668            $13,669             $13,281              5.48%     5.07%
  10/31/97             $12,441            $13,212             $12,814             -3.34%    -3.51%
  11/30/97             $12,596            $13,824             $13,158              4.63%     2.68%
  12/31/97             $12,835            $14,062             $13,378              1.72%     1.67%

The historical performance data shown pertains only to the fund's Class I shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

*Performance figures represent the change in value of an investment over the periods shown and include the maximum 4.5% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

 CLASS I
 Periods ended 12/31/97

                                                                   SINCE
                                                                 INCEPTION
                                              1-YEAR             (11/1/96)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                  26.03%               34.74%
  Average Annual Total Return(2)              20.35%               24.11%
  Value of $10,000 Investment(3)             $12,035              $12,867

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for a three-year period beginning November 1, 1996.

Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

CLASS II

Mutual Shares Fund - Class II produced a 25.17% cumulative total return for the 12-month period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capitals gains, and does not include sales charges.

The fund's Class II share price, as measured by net asset value, increased $2.62, from $18.56 on December 31, 1996, to $21.18 on December 31, 1997.* During
the reporting period, Class II shareholders received per-share distributions of
41.85 cents ($0.4185) in dividend income, 45.00 cents ($0.4500) in short-term capital gains, and $1.13 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 12 compares the performance of Mutual Shares Fund - Class II since inception on November 1, 1996, and the unmanaged Standard & Poor's 500 Stock Index (S&P 500), as well as the Lipper Growth & Income Funds' average.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition,

*Per-share amounts for all periods prior to February 3, 1997, have been restated to reflect a 5-for-1 share split effective at the close of business on Friday, January 31, 1997.

Past performance is not predictive of future results.

the performance shown for the fund includes sales charges, all fund expenses and account fees. The index's performance would have been lower if the fund's costs had been applied to it. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

MUTUAL SHARES FUND - CLASS II
Index Comparison
(11/1/96 - 12/31/97)

                                                     LIPPER GROWTH &
    DATE     MUTUAL SHARES - CLASS II*   S&P 500**   INCOME AVERAGE***             S&P           Lipper
---------------------------------------------------------------------------------------------------------
   11/1/96           $ 9,900             $10,000              $10,000
  11/30/96           $10,441             $10,756              $10,650              7.56%           6.50%
  12/31/96           $10,550             $10,543              $10,538             -1.98%          -1.05%
   1/31/97           $10,874             $11,202              $10,992              6.25%           4.31%
   2/28/97           $11,126             $11,289              $11,048              0.78%           0.51%
   3/31/97           $10,967             $10,825              $10,654             -4.11%          -3.57%
   4/30/97           $11,075             $11,472              $11,038              5.97%           3.60%
   5/31/97           $11,592             $12,170              $11,728              6.09%           6.26%
   6/30/97           $11,939             $12,715              $12,180              4.48%           3.85%
   7/31/97           $12,592             $13,728              $13,076              7.96%           7.36%
   8/31/97           $12,494             $12,959              $12,640             -5.60%          -3.34%
   9/30/97           $13,057             $13,669              $13,281              5.48%           5.07%
  10/31/97           $12,816             $13,212              $12,814             -3.34%          -3.51%
  11/30/97           $12,971             $13,824              $13,158              4.63%           2.68%
  12/31/97           $13,103             $14,062              $13,378              1.72%           1.67%

The historical performance shown pertains only to the fund's Class II shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

* Performance figures represent the change in value of an investment over the periods shown and include all sales charges, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Past performance is not predictive of future results.

 CLASS II
 Periods ended 12/31/97

                                                                   SINCE
                                                                 INCEPTION
                                             1-YEAR              (11/1/96)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                  25.17%               33.71%
  Average Annual Total Return(2)              22.94%               26.34%
  Value of $10,000 Investment(3)             $12,294              $13,138

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for a three-year period beginning November 1, 1996.

Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

MUTUAL SHARES FUND
Financial Highlights

                                                                        YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------
                                                      1997          1996          1995          1994          1993
                                                   ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+ - CLASS Z
(For a share outstanding throughout the year)
Net asset value, beginning of year..............       $18.57        $17.29        $15.74        $16.19        $14.67
                                                   ------------------------------------------------------------------
Income from investment operations:
 Net investment income..........................          .42           .55           .40           .27           .28
 Net realized and unrealized gain...............         4.43          2.96          4.10           .46          2.78
                                                   ------------------------------------------------------------------
Total from investment operations................         4.85          3.51          4.50           .73          3.06
                                                   ------------------------------------------------------------------
Less distributions from:
 Net investment income..........................         (.54)         (.50)         (.39)         (.27)         (.28)
 Net realized gains.............................        (1.58)        (1.73)        (2.56)         (.91)        (1.26)
                                                   ------------------------------------------------------------------
Total distributions.............................        (2.12)        (2.23)        (2.95)        (1.18)        (1.54)
                                                   ------------------------------------------------------------------
Net asset value, end of year....................       $21.30        $18.57        $17.29        $15.74        $16.19
                                                   ==================================================================
Total Return....................................       26.44%        20.76%        29.11%         4.53%        21.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).................   $7,918,986    $6,543,063    $5,229,574    $3,745,726    $3,527,076
Ratios to average net assets:
 Expenses.......................................         .72%          .70%          .69%          .72%          .74%
 Expenses, excluding waiver and payments by              .75%          .72%          .69%          .72%          .74%
   affiliate....................................
 Net investment income..........................        1.92%         3.02%         2.47%         1.80%         1.90%
Portfolio turnover rate.........................       49.61%        58.35%        79.32%        66.55%        48.78%
Average commission rate paid*...................       $.0350        $.0410            --            --            --

*Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+Per share amounts for all periods prior to December 31, 1997, have been restated to reflect a 5-for-1 stock split effective February 3, 1997.

MUTUAL SHARES FUND
Financial Highlights (continued)

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                      ---------------------------
                                                                                       1997+++             1996+
                                                                                      ---------------------------
PER SHARE OPERATING PERFORMANCE++ - CLASS I
(For a share outstanding throughout the year)
Net asset value, beginning of year.................................................       $18.56           $18.90
                                                                                      ---------------------------
Income from investment operations:
 Net investment income.............................................................          .34              .21
 Net realized and unrealized gain..................................................         4.43             1.08
                                                                                      ---------------------------
Total from investment operations...................................................         4.77             1.29
                                                                                      ---------------------------
Less distributions from:
 Net investment income.............................................................         (.49)            (.47)
 Net realized gains................................................................        (1.58)           (1.16)
                                                                                      ---------------------------
Total distributions................................................................        (2.07)           (1.63)
                                                                                      ---------------------------
Net asset value, end of year.......................................................       $21.26           $18.56
                                                                                      ===========================
Total Return*......................................................................       26.03%            6.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)....................................................   $1,043,262          $35,634
Ratios to average net assets:
 Expenses..........................................................................        1.07%            1.09%**
 Expenses, excluding waiver and payments by affiliate..............................        1.10%            1.18%**
 Net investment income.............................................................        1.58%            2.44%**
Portfolio turnover rate............................................................       49.61%           58.35%
Average commission rate paid***....................................................       $.0350           $.0410

*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996, have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.

MUTUAL SHARES FUND
Financial Highlights (continued)

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                      -------------------------
                                                                                      1997+++            1996+
                                                                                      -------------------------
PER SHARE OPERATING PERFORMANCE++ - CLASS II
(For a share outstanding throughout the year)
Net asset value, beginning of year.................................................     $18.56           $18.90
                                                                                      -------------------------
Income from investment operations:
 Net investment income.............................................................        .20              .20
 Net realized and unrealized gain..................................................       4.42             1.08
                                                                                      -------------------------
Total from investment operations...................................................       4.62             1.28
                                                                                      -------------------------
Less distributions from:
 Net investment income.............................................................       (.42)            (.46)
 Net realized gains................................................................      (1.58)           (1.16)
                                                                                      -------------------------
Total distributions................................................................      (2.00)           (1.62)
                                                                                      -------------------------
Net asset value, end of year.......................................................     $21.18           $18.56
                                                                                      =========================
Total Return*......................................................................     25.17%            6.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)....................................................   $636,838          $16,873
Ratios to average net assets:
 Expenses..........................................................................      1.72%            1.71%**
 Expenses, excluding waiver and payments by affiliate..............................      1.75%            1.80%**
 Net investment income.............................................................      0.92%            1.69%**
Portfolio turnover rate............................................................     49.61%           58.35%
Average commission rate paid***....................................................     $.0350           $.0410

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996, have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                       COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  74.0%
AEROSPACE & MILITARY TECHNOLOGY  1.4%
Boeing Co......................................................... United States           392,360     $   19,201,118

*General Motors Corp., H..........................................  United States           274,900         10,154,119

*Hexcel Corp......................................................  United States         1,740,895         43,413,569

*+Kreisler Manufacturing Corp.....................................  United States           184,480          1,867,860

*Litton Industries Inc............................................  United States           352,700         20,280,250

Lockheed Martin Corp..............................................  United States           114,818         11,309,573

Northrop Grumman Corp.............................................  United States           148,300         17,054,500

Primex Technologies Inc...........................................  United States            63,990          2,159,663

Raytheon Co., A...................................................  United States           231,234         11,402,727
                                                                                                        --------------
                                                                                                           136,843,379
                                                                                                        --------------
APPLIANCES & HOUSEHOLD DURABLES  0.3%
Black & Decker Corp...............................................  United States           708,375         27,670,898
                                                                                                        --------------
AUTOMOBILES  2.1%
General Motors Corp...............................................  United States         2,279,000        138,164,375

Regie Nationale des Usines Renault SA.............................      France            1,216,468         34,219,163

Volvo AB, B.......................................................      Sweden            1,080,300         28,980,705
                                                                                                        --------------
                                                                                                           201,364,243
                                                                                                        --------------
BANKING  5.3%
Barnett Banks Inc.................................................  United States            87,800          6,310,625

Chase Manhattan Corp..............................................  United States         3,566,988        390,585,186

Corestates Financial Corp.........................................  United States            21,000          1,681,313

First Union Corp..................................................  United States           336,320         17,236,400

Fleet Financial Group Inc.........................................  United States           375,400         28,131,538

Mellon Bank Corp..................................................  United States           225,000         13,640,625

PNC Bank Corp.....................................................  United States           258,700         14,762,069

Wells Fargo & Co..................................................  United States            92,900         31,533,744
                                                                                                        --------------
                                                                                                           503,881,500
                                                                                                        --------------
BEVERAGES & TOBACCO  4.3%
B.A.T. Industries PLC.............................................  United Kingdom        5,234,483         47,669,834

Brown-Forman Corp., B.............................................  United States           354,700         19,597,175

Diageo PLC........................................................  United Kingdom        3,044,738         27,928,100

Gallaher Group PLC................................................  United Kingdom        1,350,000          7,161,510

Gallaher Group PLC, ADR...........................................  United Kingdom          715,500         15,293,813

+Genesee Corp., A.................................................  United States            15,911            644,396

Genesee Corp., B..................................................  United States           103,550          4,193,775

Heineken Holding NV, A............................................   Netherlands            110,493         17,001,857

Philip Morris Cos. Inc............................................  United States         2,185,700         99,039,531

RJR Nabisco Holdings Corp.........................................  United States         3,829,599        143,609,963

UST Inc. .........................................................  United States           713,000         26,336,438
                                                                                                        --------------
                                                                                                           408,476,392
                                                                                                        --------------
BROADCASTING & PUBLISHING  9.7%
+BHC Communications Inc., A.......................................  United States           283,317         36,902,039

*Chris Craft Industries Inc.......................................  United States           210,549         11,014,345

Comcast Corp., A..................................................  United States           105,500          3,362,813


MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                       COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BROADCASTING & PUBLISHING (CONT.)
Comcast Corp., Special A..........................................  United States         1,420,819     $   44,844,600

Daily Mail & General Trust PLC....................................  United Kingdom           65,000          2,241,821

Daily Mail & General Trust PLC, A.................................  United Kingdom        1,284,500         42,455,923

Dow Jones & Co. Inc...............................................  United States         1,295,800         69,568,263

Dun & Bradstreet Corp. ...........................................  United States         1,566,400         48,460,500

Houghton Mifflin Co...............................................  United States         1,475,300         56,614,638

Readers Digest Association Inc., A................................  United States           497,900         11,762,888

Scripps Co., A....................................................  United States         1,477,500         71,566,406

*SFX Broadcasting Inc., A.........................................  United States           215,480         17,292,270

+Southam Inc. ....................................................      Canada            3,996,700         76,211,522

Time Warner Inc. .................................................  United States         1,078,600         66,873,200

United News & Media PLC...........................................  United Kingdom        4,062,118         45,832,924

*US West Media Group..............................................  United States        10,044,173        290,025,495

*Valassis Communications Inc......................................  United States           950,000         35,150,000
                                                                                                        --------------
                                                                                                           930,179,647
                                                                                                        --------------
BUILDING MATERIALS & COMPONENTS  0.6%
*American Standard Cos. Inc. .....................................  United States         1,046,000         40,074,875

Johns-Manville Corp. .............................................  United States         1,392,935         14,016,408

Lone Star Industries Inc. ........................................  United States            63,095          3,351,922

Noland Co. .......................................................  United States           134,475          3,025,688
                                                                                                        --------------
                                                                                                            60,468,893
                                                                                                        --------------
BUSINESS & PUBLIC SERVICES  1.2%
Moore Corp. Ltd. .................................................      Canada              228,900          3,462,113

Moore Corp. Ltd., fgn. ...........................................      Canada              943,000         14,187,397

Suez Lyonnaise des Eaux SA........................................      France              849,380         93,991,373
                                                                                                        --------------
                                                                                                           111,640,883
                                                                                                        --------------
CHEMICALS  1.7%
General Chemical Group Inc. ......................................  United States           432,700         11,574,725

Morton International Inc..........................................  United States         1,411,700         48,527,188

Olin Corp. .......................................................  United States         1,899,100         89,020,313

Rohm & Haas Co. ..................................................  United States            98,800          9,460,100

*W.R. Grace and Co. ..............................................  United States            55,800          4,488,413
                                                                                                        --------------
                                                                                                           163,070,739
                                                                                                        --------------
CONSTRUCTION & HOUSING  0.2%
Martin Marietta Materials Inc. ...................................  United States           470,015         17,184,923
                                                                                                        --------------
DATA PROCESSING & REPRODUCTION  0.3%
First Data Corp...................................................  United States           181,500          5,308,875

*NCR Corp. .......................................................  United States           794,600         22,099,813
                                                                                                        --------------
                                                                                                            27,408,688
                                                                                                        --------------
ELECTRICAL & ELECTRONICS  0.4%
Philips Electronics NV ADR........................................   Netherlands            563,300         34,079,650
                                                                                                        --------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                       COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRONIC COMPONENTS & INSTRUMENTS  0.1%
Fisher Scientific International Inc. .............................  United States           294,600     $   14,067,150
                                                                                                        --------------
ENERGY EQUIPMENT & SERVICES  1.9%
*Noble Drilling Corp. ............................................  United States           633,400         19,397,875

*Reading & Bates Corp. ...........................................  United States           980,000         41,037,500

*Rowan Companies Inc. ............................................  United States           916,000         27,938,000

Transocean Offshore Inc. .........................................  United States         1,524,900         73,481,119

*United Meridian Corp. ...........................................  United States           743,200         20,902,500

*Veritas DGC Inc. ................................................  United States            75,700          2,990,150
                                                                                                        --------------
                                                                                                           185,747,144
                                                                                                        --------------
ENERGY SOURCES  4.3%
Amerada Hess Corp. ...............................................  United States           337,800         18,536,775

Imperial Oil Ltd. ................................................      Canada              810,400         51,814,950

Kerr McGee Corp...................................................  United States           579,300         36,676,931

Noble Affiliates Inc. ............................................  United States           368,300         12,982,575

*Nuevo Energy Co. ................................................  United States           325,000         13,243,750

Pennzoil Co. .....................................................  United States         1,163,100         77,709,619

Royal Dutch Petroleum Co..........................................   Netherlands            884,000         47,901,750

Saga Petroleum AS, A..............................................      Norway              948,500         16,333,492

*Santa Fe Energy Resources Inc. ..................................  United States         1,255,900         14,128,875

Shell Transport & Trading Co. PLC.................................  United Kingdom        3,300,000         23,928,360

Societe Elf Aquitane SA...........................................      France              683,528         79,499,809

Societe Elf Aquitaine SA, ADR.....................................      France              222,200         13,026,475

Tidewater Inc. ...................................................  United States            97,100          5,352,638

Union Texas Petroleum Holdings Inc................................  United States           294,200          6,123,038
                                                                                                        --------------
                                                                                                           417,259,037
                                                                                                        --------------
FINANCIAL SERVICES  4.8%
Advanta Corp., A..................................................  United States           214,800          5,638,500

Advanta Corp., B..................................................  United States           862,100         21,875,787

Astoria Financial Corp. ..........................................  United States            47,621          2,654,871

Bear Stearns Co. Inc. ............................................  United States           208,859          9,920,803

Beneficial Corp. .................................................  United States           289,500         24,064,688

*CIT Group Inc., A................................................  United States           350,000         11,287,500

*Cityscape Financial Corp. .......................................  United States         1,311,000            655,500

Equifax Inc. .....................................................  United States           830,800         29,441,475

*(R)FBR Asset Investment Corp. ...................................  United States           750,000         15,000,000

Finova Group Inc. ................................................  United States         1,249,400         62,079,565

(R)Laser Mortgage Management Inc. ................................  United States           350,000          5,075,000

Lehman Brothers Holdings Inc. ....................................  United States           393,800         20,083,800

Morgan Stanley, Dean Witter Discover & Co.........................  United States         3,296,000        194,876,000

Power Financial Corp..............................................      Canada              252,500          8,834,540

Providian Financial Corp..........................................  United States            45,000          2,033,438

United Asset Management Corp......................................  United States         2,102,900         51,389,619
                                                                                                        --------------
                                                                                                           464,911,086
                                                                                                        --------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                       COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS  7.0%
Cadbury Schweppes PLC.............................................  United Kingdom        1,989,169     $   19,764,933

Nabisco Holdings Corp., A.........................................  United States         1,934,000         93,678,125

+Seaboard Corp....................................................  United States            76,450         33,638,000

+(R)Sunbeam Corp. ................................................  United States        11,260,174        426,901,347

U.S. Industries Inc. .............................................  United States         1,001,400         30,167,175

+Van Melle NV.....................................................   Netherlands            925,076         66,153,439
                                                                                                        --------------
                                                                                                           670,303,019
                                                                                                        --------------
FOREST PRODUCTS & PAPER  1.0%
Bowater Inc. .....................................................  United States           475,200         21,116,700

Champion International Corp. .....................................  United States           385,900         17,486,094

Fletcher Challenge Canada Ltd., A.................................      Canada              168,000          2,292,432

Greif Brothers Corp., A...........................................  United States           205,400          6,880,900

Longview Fibre Co.................................................  United States           316,700          4,809,881

St. Joe Paper Corp................................................  United States           346,075         31,319,788

Temple Inland Inc. ...............................................  United States           160,547          8,398,615
                                                                                                        --------------
                                                                                                            92,304,410
                                                                                                        --------------
HEALTH & PERSONAL CARE  4.3%
Aetna Inc. .......................................................  United States           270,000         19,051,875

*Apria Healthcare Group Inc. .....................................  United States         1,139,000         15,305,312

*Beverly Enterprises Inc. ........................................  United States         3,317,000         43,121,000

*Foundation Health Systems, A.....................................  United States         3,702,790         82,849,926

*(R)Kendall International Inc., Residual Ownership Certificates...  United States               379              4,548

*Kindercare Learning Centers Inc..................................  United States            95,891          1,821,929

*Maxicare Health Plans Inc........................................  United States           318,900          3,468,038

*Mid-Atlantic Medical Services Inc................................  United States         1,953,000         24,900,750

*Oxford Health Plans Inc. ........................................  United States           669,500         10,419,094

*Pacificare Health Systems Inc., A................................  United States           579,924         29,141,181

*Pacificare Health Systems Inc., B................................  United States           536,220         28,084,523

*Paragon Health Networks Inc......................................  United States           513,975         10,054,636

*Perrigo Co. .....................................................  United States           626,100          8,374,088

*Pharmerica Inc. .................................................  United States         1,509,567         15,661,755

*Tenet Healthcare Corp. ..........................................  United States         2,597,700         86,048,813

United States Surgical Corp. .....................................  United States           452,500         13,263,906

*Vencor Inc.......................................................  United States         1,057,600         25,845,100
                                                                                                        --------------
                                                                                                           417,416,474
                                                                                                        --------------


INDUSTRIAL COMPONENTS  1.0%
*ITT Industries Inc. .............................................  United States         1,678,200         52,653,525

*+(R)Lancer Industries Inc., B....................................  United States                 3          4,357,546

Lucas Varity PLC..................................................  United Kingdom        7,911,790         28,002,082

*Owens-Illinois Inc. .............................................  United States           241,900          9,177,081

*PXL Holdings Corp. ..............................................  United States                21             46,305
                                                                                                        --------------
                                                                                                            94,236,539
                                                                                                        --------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                       COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
INSURANCE  3.9%
*Alleghany Corp. .................................................  United States           199,922     $   56,927,789

Allmerica Financial Corp. ........................................  United States           423,150         21,131,053

American General Corp. ...........................................  United States           176,948          9,566,251

AON Corp..........................................................  United States         1,044,600         61,239,675

Argonaut Group Inc. ..............................................  United States           320,300         10,850,162

Financial Security Assurance Holding Ltd. ........................  United States           474,500         22,894,625

+Fund American Enterprises Holdings Inc. .........................  United States           674,084         81,564,164

Kansas City Life Insurance Co. ...................................  United States            78,300          7,751,700

Old Republic International Corp. .................................  United States           666,080         24,769,850

Provident Companies Inc. .........................................  United States           398,762         15,402,182

SAFECO Corp. .....................................................  United States           267,000         13,016,250

Selective Insurance Group Inc. ...................................  United States           671,908         18,141,516

Twentieth Century Industries California...........................  United States           155,000          4,030,000

Unitrin Inc. .....................................................  United States           200,600         12,963,775

Western National Corp. ...........................................  United States           396,000         11,731,500
                                                                                                        --------------
                                                                                                           371,980,492
                                                                                                        --------------

LEISURE & TOURISM  1.7%
*Circus Circus Enterprises Inc. ..................................  United States         1,084,400         22,230,200

Hilton Hotels Corp. ..............................................  United States         1,036,500         30,835,875

ITT Corp. ........................................................  United States           883,300         73,203,488

*MGM Grand Inc. ..................................................  United States         1,119,400         40,368,363
                                                                                                        --------------
                                                                                                           166,637,926
                                                                                                        --------------

MACHINERY & ENGINEERING  0.4%
Briggs & Stratton Corp. ..........................................  United States           375,100         18,215,794

New Holland NV....................................................   Netherlands            650,900         17,208,169
                                                                                                        --------------
                                                                                                            35,423,963
                                                                                                        --------------

MERCHANDISING  0.6%
American Stores Co. ..............................................  United States         1,046,000         21,508,375

Dillards Inc., A..................................................  United States           172,300          6,073,575

*Woolworth Corp...................................................  United States         1,314,600         26,784,975
                                                                                                        --------------
                                                                                                            54,366,925
                                                                                                        --------------

METALS & MINING  0.8%
Aluminum Co. of America...........................................  United States            74,500          5,242,937

Commercial Metals Co..............................................  United States           374,812         11,830,004

LTV Corp..........................................................  United States         1,013,300          9,879,675

+(R)Metallurg Inc.................................................  United States           589,939          7,964,177

Reynolds Metals Co................................................  United States           708,600         42,516,000
                                                                                                        --------------
                                                                                                            77,432,793
                                                                                                        --------------

MULTI-INDUSTRY  5.3%
*Berkshire-Hathaway Inc., A.......................................  United States             1,025         47,150,000

Canadian Pacific Ltd..............................................      Canada              299,000          8,147,750

Harcourt General Inc..............................................  United States           633,100         34,662,225

Investor AB, A....................................................      Sweden            1,770,400         86,291,364

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                       COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
Investor AB, B....................................................      Sweden            4,543,500     $  221,455,497

Lagardere S.C.A...................................................      France              999,593         33,051,260

McMillan Bloedel Ltd..............................................      Canada              835,200          8,678,997

Power Corp. of Canada.............................................      Canada              300,000         10,748,399

Viad Corp.........................................................  United States         3,202,100         61,840,556
                                                                                                        --------------
                                                                                                           512,026,048
                                                                                                        --------------

REAL ESTATE  2.1%
Alexander & Baldwin Inc...........................................  United States           273,000          7,456,312

*+Alexander's Inc.................................................  United States           386,000         35,053,625

*Al-Zar Ltd. LP...................................................  United States               284             97,412

*Americana Hotels & Realty........................................  United States           325,300            260,240

*Cadillac Fairview Corp...........................................      Canada            2,650,997         61,681,292

*Cadillac Fairview Corp., wts.....................................      Canada              291,749          3,572,728

*Castle & Cooke Inc...............................................  United States           115,133          1,942,888

*Insignia Financial Group Inc.....................................  United States           424,000          9,752,000

*+MBO Properties Inc..............................................  United States           574,712          4,885,052

+(R)MSCW Investors I, LLC.........................................  United Kingdom       40,500,000         67,240,589

Reckson Associates Realty Corp....................................  United States           223,400          5,668,775
                                                                                                        --------------
                                                                                                           197,610,913
                                                                                                        --------------

RECREATION & OTHER CONSUMER GOODS
*Bulova Corp......................................................  United States            37,900            618,244

Todd A O Corp., A.................................................  United States           332,723          2,786,555
                                                                                                        --------------
                                                                                                             3,404,799
                                                                                                        --------------

TELECOMMUNICATIONS  4.1%
*360 Degrees Communications Company...............................  United States         2,187,466         44,159,485

*Ionica Group PLC, wts............................................  United Kingdom            3,265            350,988

*Loral Space & Communications Ltd.................................  United States           953,300         20,436,369

MCI Communications Corp...........................................  United States         3,372,000        144,363,750

Sprint Corp.......................................................  United States           572,300         33,551,088

*Telecommunications Inc.- TCI Ventures Group, A...................  United States         1,587,000         44,931,938

Telephone & Data Systems Inc......................................  United States         2,224,600        103,264,650
                                                                                                        --------------
                                                                                                           391,058,268
                                                                                                        --------------

TEXTILES & APPAREL  0.1%
+Fab Industries Inc...............................................  United States           331,100         10,305,488
                                                                                                        --------------

TRANSPORTATION  3.1%
Burlington Northern Santa Fe Corp.................................  United States           473,800         44,033,788

Canadian National Railway Co......................................      Canada              745,400         35,220,150

+Florida East Coast Industries Inc................................  United States           513,000         49,312,125

*(R)Golden Ocean Group Ltd., wts..................................  United States             2,800             14,000

Helikopter Services Group ASA.....................................      Norway              947,800         11,566,373

Railtrack Group PLC...............................................  United Kingdom        7,163,871        114,244,494

Xtra Corp.........................................................  United States           730,800         42,843,150
                                                                                                        --------------
                                                                                                           297,234,080
                                                                                                        --------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                       COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL GAS & WATER
Nova Corp.........................................................      Canada              651,500     $    6,200,203
                                                                                                        --------------
                                                                                                         7,102,196,592
      TOTAL COMMON STOCKS (COST $4,829,268,864)...................                                      --------------

PREFERRED STOCKS  0.2%
Criimi Mae Inc., 10.875%, conv., pfd., B..........................  United States            51,100          1,746,981

Excel Realty Trust Inc., conv., pfd., A...........................  United States           392,000         11,894,750

Gentra Inc., pfd., G..............................................      Canada               52,500            734,754

*(R)Interlake Corp., Series A3, 9.00%, conv., pfd.................  United States             2,450          2,754,045

North Atlantic Trading Company Inc., 12.00%, pfd., 144A...........  United States            26,462            714,474

*(R)Viasystems Inc., pfd., B......................................  United States           132,600          2,817,750

*Wundies Industries Inc., 11.25%, pfd.............................  United States            30,892            106,191
                                                                                                        --------------
                                                                                                            20,768,945
      TOTAL PREFERRED STOCKS (COST $17,111,645)...................                                      --------------
                                                                                       PRINCIPAL
                                                                                        AMOUNT**
                                                                                       ---------
CORPORATE BONDS AND NOTES  1.2%
American Communication Services Inc., 0/11.00%, 11/01/05..........  United States    $    3,940,000          3,171,700

American Telecasting Inc., 14.50%, 6/15/04........................  United States         6,250,000          2,093,750

Asia Pulp & Paper Co. Ltd., 144A, 12.00%, 12/29/29................    Indonesia           2,625,000          2,323,125

Australis Holdings Ltd., 0/11.00%, 11/01/02.......................    Australia           5,268,000          3,055,440

Azteca Holdings, 144A, 11.00%, 6/15/02............................      Mexico              600,000            621,000

Bally Total Fitness Holding Corp., 144A, 9.875%, 10/15/07.........  United States           700,000            708,750

Boston Chicken Inc., conv., zero coupon, 6/01/15..................  United States         7,775,000          1,175,969

Cadillac Fairview Corp., 12.00%, 7/31/05..........................      Canada              302,084CAD         215,616

Cityscape Financial Corp., 12.75%, 6/01/04........................  United States         7,890,000          3,471,600

Club Regina Resorts Inc., 13.00%, 12/01/00........................  United States         5,250,000          5,368,125

CML Group Inc., 5.50%, 1/15/03....................................  United States         2,000,000          1,520,000

Computervision Corp., 11.375%, 8/15/99............................  United States         1,000,000          1,011,250

Consorcio G Grupo Dina SA de CV:
  conv., 8.00%, 8/08/04...........................................      Mexico            3,470,000          2,966,850

  0/12.00%, 11/15/02..............................................      Mexico            4,390,000          3,972,950

County Seat Stores Inc., 144A, 12.75%, 11/01/04...................  United States         1,000,000          1,030,000

CS Wireless Inc., B, 0/12.25%, 3/01/06............................  United States         8,700,000          2,305,500

Del Monte Foods Co., 0/12.50%, 12/15/07...........................  United States         3,000,000          1,732,500

Delco Remy International, 11.50%, 7/31/04.........................  United States         5,900,000          5,988,500

(R)Fairchild Semiconductor Corp., 11.74%, 3/14/08.................  United States         3,300,000          3,382,500

Falcon Building Products Inc., 144A, 10.50%, 6/15/07..............  United States         3,500,000          2,318,750

Flagstar Companies Inc., 10.75%, 9/15/01..........................  United States         1,820,000          2,033,850

FRD Acquisition Co., 12.50%, 7/15/04..............................  United States         1,875,000          1,959,375

Global Ocean Carriers Ltd., 144A, 10.25%, 7/15/07.................  United States         3,650,000          3,504,000

Globalstar LP:
  10.75%, 11/01/04................................................  United States           900,000            882,000

  11.25%, 6/15/04.................................................  United States           900,000            906,750

(R)Golden Ocean Group Ltd., 10.00%, 8/31/01.......................  United States         2,400,000          1,968,000

Hurricane Hydrocarbons Ltd., 11.75%, 11/01/04.....................      Canada            2,800,000          2,660,000

Ionica PLC, 0/15.00%, 5/01/07.....................................  United Kingdom       17,010,000          6,889,050

Ivax Corp., conv., 6.50%, 11/15/01................................  United States         3,000,000          2,572,500

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                       PRINCIPAL
                                                                       COUNTRY          AMOUNT**            VALUE
----------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES (CONT.)
Jitney Jungle Stores of America Inc.:
  12.00%, 3/01/06.................................................  United States    $    1,520,000     $    1,732,800

  10.375%, 9/15/07................................................  United States         1,900,000          1,980,750

Local Financial, 11.00%, 9/05/04..................................  United States         1,850,000          1,961,000

Localiza Rent-A-Car SA, 10.25%, 10/01/05..........................      Brazil            1,350,000          1,147,500

Nebco Evans Holding Company, 144A, 0/7.00%, 7/15/07...............  United States         1,050,000            687,750

North Atlantic Trading Company Inc., 144A, 11.00%, 6/15/04........  United States           900,000            938,250

Olivetti International NV, conv., 3.75%, 12/31/99.................      Italy        15,300,000,000 ITL      9,600,338

*Peoples Choice TV Corp., unit, 13.25%, conv., 6/01/04............  United States             3,050          1,098,000

Price Communications Wireless, 144A, 11.75%, 7/15/07..............  United States         1,020,000          1,111,800

Production Resource Group PLC, 11.50%, 12/15/07...................  United States         1,750,000          1,758,750

RBX Corp., 12.00%, 1/15/03........................................  United States         1,800,000          1,845,000

Resource America Inc., 144A, 12.00%, 8/01/04......................  United States         2,300,000          2,351,750

Sassco Fashions Ltd., 12.75%, 2/15/05.............................  United States         1,273,750          1,331,069

Specialty Foods Corp., B, 11.25%, 8/15/03.........................  United States         3,110,000          2,923,400

Stratosphere Corp., 14.25%, 5/15/02...............................  United States         1,625,000            918,125

Supermercados Norte SA, 144A, 10.875%, 2/09/04....................    Argentina           2,000,000          1,905,000

Telegroup Inc., 144A, 0/10.50%, 11/01/04..........................  United States         5,000,000          3,900,000

TFM SA de CV:
  144A, 10.25%, 6/15/07...........................................      Mexico              400,000            412,000

  0/6.00% to 6/15/02, 11.75%, 6/15/09.............................      Mexico            2,250,000          1,434,375

Uniforet Inc., 11.125%, 10/15/06..................................      Canada            1,570,000          1,499,350

US Cellular Corp., conv., 6/15/15.................................  United States         5,000,000          1,806,250

Vicap SA, 144A, 11.375%, 5/15/07..................................  United States         1,000,000          1,075,000

Wavetek Corporation, 144A, 10.125%, 6/15/07.......................  United States         1,500,000          1,545,000

Westbridge Capital Corp., 7.50%, 5/01/04..........................  United States         1,450,000            246,500

Wilsons The Leather Experts, 11.25%, 8/15/04......................  United States         2,150,000          2,117,750
                                                                                                        --------------
                                                                                                           119,136,907
      TOTAL CORPORATE BONDS AND NOTES (COST $118,188,336).........                                      --------------

BONDS AND NOTES IN REORGANIZATION  1.2%
Adams County Co. Industrial Dev. Auth., 9.00%, 11/01/96...........  United States        16,729,000              8,364

Ames Department Stores Inc., bank claim...........................  United States        10,578,487             79,338

Barney's Inc., 7.18%, 6/15/00.....................................  United States         4,500,000          1,642,500

Barney's Inc., bank claim.........................................  United States         3,000,000          1,095,000

Dictaphone Corporation, bank claim................................  United States         1,590,301          1,574,398

Dow Corning Corp.:
  bank debt.......................................................      Japan           600,000,000 JPY      4,733,093

  bank claim #1...................................................  United States         7,500,000          9,262,500

  bank claim #2...................................................  United States         1,391,595          1,718,620

  bank claim #3...................................................  United States         2,738,952          3,382,606

  9.375%, 2/01/08.................................................  United States         2,170,000          2,766,750

  8.15%, 10/15/29.................................................  United States         5,280,000          6,336,000

  9.50%, 8/10/49..................................................  United States         1,250,000          1,550,000

  MTN, 8.55%, 3/01/01.............................................  United States           500,000            600,000

  Swap............................................................  United States         1,000,000          1,060,000

El Paso TX Housing Finance Corp., 8.88%, 10/15/96.................  United States         9,355,000              4,678

Eurotunnel Finance Ltd., Credit Facility..........................  United Kingdom        2,924,547          2,545,674

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                       PRINCIPAL
                                                                       COUNTRY          AMOUNT**            VALUE
----------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES IN REORGANIZATION (CONT.)
Eurotunnel Finance Ltd., bank claim:
  tranche A.......................................................  United Kingdom       11,012,599 GBP $    9,585,924

  tranche A1......................................................  United Kingdom        4,000,000 GBP      3,481,803

  tranche B.......................................................  United Kingdom          167,000 XEU         95,411

  tranche B.......................................................  United Kingdom          875,000 GBP        761,644

  tranche D.......................................................  United Kingdom      490,000,000 BEF      6,877,007

  tranche D1......................................................  United Kingdom      128,000,000 BEF      1,796,443

  tranche E.......................................................      France              860,500 XEU        491,622

  tranche E.......................................................      France          105,500,000 FRF      9,115,228

  tranche E1......................................................      France           35,735,020 FRF      3,087,515

Harrah's Jazz Finance, 14.25%, 11/15/01...........................  United States         6,400,000          2,016,000

Heartland Wireless Comm. Inc.:
  13.00%, 4/15/03.................................................  United States         1,570,000            518,100

  13.00%, 4/15/03, Series D.......................................  United States           910,000            300,300

Louisiana Agriculture Finance Authority:
  8.25%, 10/01/96.................................................  United States         3,450,000              1,725

  8.80%, 10/01/96.................................................  United States           775,000                388

Louisiana Housing Finance, 8.61%, 8/01/96.........................  United States        11,530,000              5,765

Memphis TN Health Facilities, 8.68%, 9/15/96......................  United States         7,110,000              3,555

Mercury Finance Co., Commercial Paper:
  2/03/97.........................................................  United States           672,816            558,438

  2/04/97.........................................................  United States           125,751            104,374

  2/06/97.........................................................  United States           960,783            797,450

  2/07/97.........................................................  United States           377,076            312,973

  2/11/97.........................................................  United States           188,546            156,493

  2/13/97.........................................................  United States           320,947            266,386

  2/18/97.........................................................  United States           125,785            104,401

  2/19/97.........................................................  United States         1,654,097          1,372,901

  2/20/97.........................................................  United States           235,612            195,558

  2/21/97.........................................................  United States         1,022,938            849,038

  2/24/97.........................................................  United States           625,435            519,111

  2/27/97.........................................................  United States            89,574             74,347

  3/11/97.........................................................  United States            58,750             48,762

  3/14/97.........................................................  United States           104,972             87,127

  3/17/97.........................................................  United States           892,635            740,887

  4/11/97.........................................................  United States            62,902             52,208

  4/18/97.........................................................  United States           218,382            181,257

  4/22/97.........................................................  United States           124,791            103,577

  4/24/97.........................................................  United States           187,186            155,364

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                       PRINCIPAL
                                                                       COUNTRY          AMOUNT**            VALUE
----------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES IN REORGANIZATION (CONT.)
Mercury Finance Co., Bank Claim, MTN:
  5.79%, 2/02/97..................................................  United States    $      727,983     $      604,226

  5.66%, 3/10/97..................................................  United States         5,065,402          4,204,283

  8.15%, 5/14/97..................................................  United States           939,157            779,500

  6.29%, 12/16/97.................................................  United States         5,487,518          4,554,640

  6.16%, 12/15/98.................................................  United States           422,117            350,357

  7.33%, 6/29/99..................................................  United States         1,646,256          1,366,392

  7.42%, 6/29/00..................................................  United States         5,746,124          4,769,283

  7.50%, 6/29/01..................................................  United States         5,311,344          4,408,415

Mobilemedia Communications Corp., 8.47%, 1/01/99..................  United States         1,000,000            800,000

Southeast Banking Corp.:
  4.75%, 10/15/97.................................................  United States         3,317,000          2,122,880

  6.50%, 3/15/99..................................................  United States           500,000            275,000

  10.50%, 4/11/01.................................................  United States         5,300,000          2,968,000

  zero coupon, 12/16/96...........................................  United States         2,230,000          1,471,800

  zero coupon, 11/10/97...........................................  United States         1,250,000            825,000

Southeast Texas Housing Finance Corp., 8.60%, 9/01/96.............  United States           200,000                100

Tiphook Finance Corp., lease claim................................  United Kingdom          235,146 GBP         55,047
                                                                                                        --------------

      TOTAL BONDS AND NOTES IN REORGANIZATION                                                              112,733,526
      (COST $103,317,838).........................................                                      --------------
                                                                                         SHARES
                                                                                         ------

COMPANIES IN LIQUIDATION
*+City Investing Co., Liquidating Trust...........................  United States         4,314,037          3,774,782

*Mcorp Trust Units................................................  United States            64,172                642

*Mcorp Financial Trust, claim units...............................  United States            64,189             78,471

*Ranger Industries................................................  United States            76,839             64,833

*Roeser & Pendelton...............................................  United States             2,800              3,438
                                                                                                        --------------
                                                                                                             3,922,166
      TOTAL COMPANIES IN LIQUIDATION (COST $606,486)..............                                      --------------
                                                                                       PRINCIPAL
                                                                                        AMOUNT**
                                                                                       ---------

SHORT TERM INVESTMENTS  21.2%
Federal Home Loan Bank, 5.106% to 5.91%,
    with maturities to 12/30/99...................................  United States    $1,212,105,000      1,179,323,107

Federal Home Loan Mortgage Corp., 5.715% to 5.95%,
    with maturities to 11/25/98...................................  United States        90,365,000         88,364,838

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                       PRINCIPAL
                                                                       COUNTRY          AMOUNT**            VALUE
----------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS (CONT.)
Federal National Mortgage Assn., 5.31% to 5.62%,
    with maturities to 12/07/98...................................  United States    $  763,514,000     $  743,125,711

U.S. Treasury Bill, 5.28%, 12/10/98...............................  United States        20,200,000         19,205,958
                                                                                                        --------------
        TOTAL SHORT TERM INVESTMENTS
          (COST $2,044,597,040)...................................                                       2,030,019,614
                                                                                                        --------------
        TOTAL INVESTMENTS
          (COST $7,113,090,209)  97.8%............................                                       9,388,777,750
        SECURITIES SOLD SHORT  (0.5%).............................                                         (51,283,144)
        NET EQUITY IN FORWARD CONTRACTS  0.2%.....................                                          17,133,871
        OTHER ASSETS, LESS LIABILITIES  2.5%......................                                         244,457,898
                                                                                                        --------------
        TOTAL NET ASSETS  100.0%..................................                                      $9,599,086,375
                                                                                                        ==============

SECURITIES SOLD SHORT
---------------------
       ISSUER                                                           COUNTRY           SHARES               VALUE
       ------                                                            ------           ------               -----
  *Nationsbank Corp............................................      United States           104,300       $    6,342,744
  *Starwood Hotels & Resorts Trust.............................      United States            75,000            4,340,625
  *Sealed Air Corp.............................................      United States            49,400            3,050,450
  *Worldcom Inc................................................      United States         1,241,300           37,549,325
                                                                                                           --------------
        TOTAL (PROCEEDS $53,263,001)...........................                                            $   51,283,144
                                                                                                           ==============

*Non-income producing.
**Securities traded in U.S. dollars, unless otherwise indicated.
(R)Restricted securities (See note 7).
+Affiliated issuers (See note 8).

CURRENCY ABBREVIATIONS:
--------------------

BEF  --   Belgium Franc
CAD  --   Canadian Dollar
FRF  --   French Franc
GBP  --   British Pound
ITL  --   Italian Lira
JPY  --   Japenese Yen
XEU  --   European Currency Unit

                       See Notes to Financial Statements.

MUTUAL SHARES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $6,803,426,409)....................................  $8,482,001,599
  Controlled affiliates (cost $51,214,065)......................................      67,240,589
  Non controlled affiliates (cost $258,449,735).................................     839,535,562     $9,388,777,750
                                                                                    ------------
 Cash...........................................................................                         19,641,671
 Receivables:
  Investment securities sold....................................................                         79,303,617
  Capital shares sold...........................................................                         29,094,951
  Dividends and interest........................................................                         17,831,227
  From affiliates...............................................................                            429,697
 Unrealized gain on forward exchange contracts (Note 9).........................                         26,228,694
 Deposits with broker for securities sold short.................................                        120,260,888
 Other assets...................................................................                            788,108
                                                                                                       ------------
     Total Assets...............................................................                      9,682,356,603
                                                                                                       ------------
Liabilities:
 Payables:
  Investment securities purchased...............................................                          7,683,874
  Capital shares redeemed.......................................................                          4,922,247
  To affiliates.................................................................                          8,013,174
 Distributions to shareholders..................................................                             16,649
 Securities sold short, at value (proceeds $53,263,001).........................                         51,283,144
 Unrealized loss on forward exchange contracts (Note 9).........................                          9,094,823
 Other liabilities..............................................................                          2,256,317
                                                                                                       ------------
     Total liabilities..........................................................                         83,270,228
                                                                                                       ------------
Net assets, at value............................................................                     $9,599,086,375
                                                                                                       ============
Net assets consist of:
 Undistributed net investment income............................................                     $   18,844,839
 Net unrealized appreciation....................................................                      2,294,801,269
 Accumulated net realized gain..................................................                        119,083,166
 Capital shares.................................................................                      7,166,357,101
                                                                                                       ------------
Net assets, at value............................................................                     $9,599,086,375
                                                                                                       ============
CLASS Z
 Net asset value per share ($7,918,985,690 / 371,790,528 shares outstanding)........................    $ 21.30
                                                                                                        =======
CLASS I
 Net asset value per share ($1,043,262,216 / 49,071,801 shares outstanding).........................    $ 21.26
                                                                                                        =======
 Maximum offering price per share ($21.26 / 95.50%).................................................    $ 22.26
                                                                                                        =======
CLASS II
 Net asset value per share ($636,838,469 / 30,071,639 shares outstanding)*..........................    $ 21.18
                                                                                                        =======
 Maximum offering price per share ($21.18 / 99.00%).................................................    $ 21.39
                                                                                                        =======

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See Notes to Financial Statements.

MUTUAL SHARES FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of $5,261,334)
 Dividends.........................................................   $100,311,857
 Interest..........................................................    113,737,119
                                                                       -----------
     Total investment income.......................................                      $  214,048,976
                                                                                            -----------
Expenses:
 Management fees (Note 4)..........................................     48,600,626
 Administrative fees (Note 4)......................................      6,267,404
 Distribution fees (Note 4)
       Class I.....................................................      1,762,168
       Class II....................................................      2,804,663
 Transfer agent fees (Note 4)......................................      3,493,796
 Custodian fees....................................................        598,031
 Reports to shareholders...........................................        531,849
 Registration and filing fees......................................        796,820
 Professional fees.................................................        197,190
 Directors' fees and expenses......................................         85,744
 Other.............................................................        206,754
                                                                       -----------
     Total expenses................................................                          65,345,045
     Expenses waived/paid by affiliate (Note 4)....................                          (2,507,119)
                                                                                            -----------
          Net expenses.............................................                          62,837,926
                                                                                            -----------
            Net investment income..................................                         151,211,050
                                                                                            -----------
Realized and unrealized gains:
 Net realized gain from:
  Investments......................................................    662,792,509
  Foreign currency transactions....................................    100,953,278
                                                                       -----------
     Net realized gain.............................................                         763,745,787
 Net unrealized appreciation on:
  Investments......................................................    910,814,421
  Translation of assets and liabilities denominated in foreign
    currencies.....................................................     21,751,312
                                                                       -----------
     Net unrealized appreciation...................................                         932,565,733
                                                                                            -----------
Net realized and unrealized gain...................................                       1,696,311,520
                                                                                            -----------
Net increase in net assets resulting from operations...............                      $1,847,522,570
                                                                                            ===========

                       See Notes to Financial Statements.

MUTUAL SHARES FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                          1997                 1996
                                                                     --------------       --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income...........................................   $  151,211,050       $  179,689,254
  Net realized gain from investments and foreign currency
    transactions..................................................      763,745,787          466,793,142
  Net unrealized appreciation on investments and translation of
    assets and liabilities denominated in foreign currencies......      932,565,733          478,415,187
                                                                     -----------------------------------
    Net increase in net assets resulting from operations..........    1,847,522,570        1,124,897,583
Distributions to shareholders from:
 Net investment income:
  Class Z.........................................................     (186,061,271)        (161,313,930)
  Class I.........................................................      (20,965,055)            (548,439)
  Class II........................................................      (10,947,344)            (259,046)
 Net realized gains:
  Class Z.........................................................     (544,604,116)        (560,755,894)
  Class I.........................................................      (64,397,717)          (1,352,354)
  Class II........................................................      (38,739,615)            (652,745)
Capital share transactions (Note 3):
  Class Z.........................................................      410,817,174          911,577,294
  Class I.........................................................      994,313,815           35,916,388
  Class II........................................................      617,578,010           17,487,150
                                                                     -----------------------------------
    Net increase in net assets....................................    3,004,516,451        1,364,996,007
Net assets:
 Beginning of year................................................    6,594,569,924        5,229,573,917
                                                                     -----------------------------------
 End of year......................................................   $9,599,086,375       $6,594,569,924
                                                                     ===================================
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
 End of year......................................................   $   18,844,839       $   (3,613,636)
                                                                     ===================================

                       See Notes to Financial Statements.

MUTUAL SHARES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

MUTUAL SHARES FUND
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:
(CONTINUED)
information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

MUTUAL SHARES FUND
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

h. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MERGER OF HEINE SECURITIES AND FRANKLIN RESOURCES

On October 31, 1996, pursuant to an agreement between Franklin Resources, Inc.
(FRI) and Heine Securities Corporation (Heine), the investment adviser, the assets of Heine were acquired by Franklin Mutual Advisers, Inc. (Franklin Mutual), a subsidiary of FRI (the Merger). Franklin Mutual became the investment adviser to the Series Fund and the Series Fund name changed from Mutual Series Fund Inc. to Franklin Mutual Series Fund Inc.

3. CAPITAL STOCK

The Fund offers three classes of shares: Class Z, Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

Effective February 3, 1997, the shares of the Fund were split on a 5-for-1 basis. All previously reported per share data for the Fund have been restated to give effect to the split. At December 31, 1997, there were 1.5 billion Fund shares authorized ($0.001 par value) of which 1 billion, 250 million, and 250 million were designated as Class Z, Class I, and Class II shares, respectively. Transactions in the Fund's shares were as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------------------
                                                                   1997                                  1996
                                                       -------------------------------------------------------------------
                                                         SHARES           AMOUNT               SHARES           AMOUNT
                                                       -------------------------------------------------------------------
CLASS Z SHARES:
Shares sold...........................................   6,313,080    $  551,052,039           8,816,934    $  806,551,841
Shares issued on reinvestment of distributions........  32,082,168       672,754,666           7,201,944       662,499,126
Shares issued on 5-for-1 stock split.................. 297,727,890                --                  --                --
Shares redeemed....................................... (34,805,380)     (812,989,531)         (6,037,372)     (557,473,673)
                                                       -------------------------------------------------------------------
Net increase.......................................... 301,317,758    $  410,817,174           9,981,506    $  911,577,294
                                                       ===================================================================

MUTUAL SHARES FUND
Notes to Financial Statements  (continued)

3. CAPITAL STOCK (CONTINUED)

                                                                             YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------
                                                                       1997                             1996*
                                                            ----------------------------------------------------------
                                                              SHARES          AMOUNT            SHARES       AMOUNT
                                                            ----------------------------------------------------------
CLASS I SHARES:
Shares sold................................................  45,117,270    $988,714,584         381,958    $36,900,354
Shares issued on reinvestment of distributions.............   3,784,679      79,046,346          17,819      1,639,210
Shares issued on 5-for-1 stock split.......................   3,159,210              --              --             --
Shares redeemed............................................  (3,362,536)    (73,447,115)        (26,599)    (2,623,176)
                                                            ----------------------------------------------------------
Net increase...............................................  48,698,623    $994,313,815         373,178    $35,916,388
                                                            ==========================================================

                                                                             YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------
                                                                       1997                             1996*
                                                            ----------------------------------------------------------
                                                              SHARES          AMOUNT            SHARES       AMOUNT
                                                            ----------------------------------------------------------
CLASS II SHARES:
Shares sold................................................  26,987,282    $593,740,934         174,376    $16,809,900
Shares issued on reinvestment of distributions.............   2,226,926      46,322,849           8,879        816,609
Shares issued on 5-for-1 stock split.......................   1,696,268              --              --             --
Shares redeemed............................................  (1,020,690)    (22,485,773)         (1,402)      (139,359)
                                                            ----------------------------------------------------------
Net increase...............................................  29,889,786    $617,578,010         181,853    $17,487,150
                                                            ==========================================================

*Effective date of Class I and II shares was November 1, 1996.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/ Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. In connection with the Merger, FRI and Franklin Mutual agreed, through October 31, 1999, to limit the expense ratio of the Fund to be no higher than expected for the Fund's 1996 fiscal year, except that increases in expenses will be permitted if the Series Fund's Board of Directors determines that such expenses would have been higher had the merger not taken place. This expense limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions, and expenses of an extraordinary nature. The expense reduction is set forth in the Statement of Operations.

MUTUAL SHARES FUND
Notes to Financial Statements  (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                    AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------
0.15%          First $200 million
0.135%         Over $200 million, up to and including $700 million
0.10%          Over $700 million, up to and including $1.2 billion
0.075%         Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the year of $1,489,247 and $102,161, respectively.

5. INCOME TAXES

At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $7,115,330,563 was as follows:

                  Unrealized appreciation.....................................  $2,448,034,495
                  Unrealized depreciation.....................................    (174,587,308)
                                                                                --------------
                  Net unrealized appreciation.................................  $2,273,447,187
                                                                                ==============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $4,145,388,056 and $3,179,387,905, respectively.

MUTUAL SHARES FUND
Notes to Financial Statements  (continued)

6. INVESTMENT TRANSACTIONS (CONTINUED)
Transactions in options written during the year ended December 31, 1997 were as follows:

                                                                                    NUMBER OF
                                                                                    CONTRACTS     PREMIUM
                                                                                    ---------     -------
Options outstanding at December 31, 1996....................................             425    $  184,656
Options written.............................................................           2,678       750,060
Options expired.............................................................            (962)     (191,196)
Options terminated in closing transactions..................................            (425)     (184,656)
Options exercised...........................................................          (1,716)     (558,864)
                                                                                     ----------------------
Options outstanding at December 31, 1997....................................              --    $       --
                                                                                     ======================

7. RESTRICTED SECURITIES

The Fund may purchase securities through private offerings that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 1997 are as follows:

   NUMBER OF
   SHARES OR                                                                                 ACQUISITION
PRINCIPAL AMOUNT                                    ISSUER                                      DATE          VALUE
-----------------------------------------------------------------------------------------------------------------------
    3,300,000      Fairchild Semiconductor Corp., 11.74%, 3/14/08..........................     4/02/97    $  3,382,500
      750,000      FBR Asset Investment Corp...............................................    12/12/97      15,000,000
    2,400,000      Golden Ocean Group Ltd., 10.00%, 8/31/01................................     8/26/97       1,968,000
        2,800      Golden Ocean Group Ltd., wts. ..........................................     8/26/97          14,000
        2,450      Interlake Corp., Series A3, 9.00%, conv., pfd. .........................     6/17/92       2,754,045
          379      Kendall International Inc., Residual Ownership Certificates.............     7/06/92           4,548
            3      Lancer Industries Inc., B...............................................     8/11/89       4,357,546
      350,000      Laser Mortgage Management Inc. .........................................    11/26/97       5,075,000
      589,939      Metallurg Inc. .........................................................     4/14/97       7,964,177
   40,500,000      MSCW Investors I, LLC...................................................    12/27/95      67,240,589
   11,260,174      Sunbeam Corp. ..........................................................     2/23/90     426,901,347
      132,600      Viasystems Inc., pfd., B................................................    12/12/97       2,817,750
                                                                                                           ------------
TOTAL RESTRICTED SECURITIES (COST $115,662,841) (5.60% OF NET ASSETS)......................                $537,479,502
                                                                                                           ============

8. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 1997 were $906,776,151. For the year ended December 31, 1997, dividend income from "affiliated companies" was $3,414,759 and net realized gains from disposition of "affiliated companies" were $36,633,712.

MUTUAL SHARES FUND
Notes to Financial Statements  (continued)

8. INVESTMENT IN AFFILIATES (CONTINUED)

                              NUMBER OF                                NUMBER OF                                       REALIZED
                             SHARES HELD     GROSS        GROSS       SHARES HELD        VALUE       DIVIDEND INCOME    CAPITAL
      NAME OF ISSUER        DEC. 31, 1996  ADDITIONS   REDUCTIONS    DEC. 31, 1997   DEC. 31, 1997   1/1/97-12/31/97     GAIN
---------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES*
 MSCW Investors I, LLC.....   40,500,000          --            --     40,500,000    $  67,240,589              --             --
                                                                                     --------------------------------------------
  TOTAL CONTROLLED
    AFFILIATES.............                                                          $  67,240,589              --             --
                                                                                     ============================================
NON CONTROLLED AFFILIATES
 Aerospace Credit
   Liquidating Trust, CBI..      279,703          --     (279,703)             **               **              --    $   310,470
 Alexander's Inc. .........      386,000          --            --        386,000    $  35,053,625     $   302,817             --
 BHC Communications Inc., A...      302,817        --     (19,500)        283,317       36,902,039              --      1,409,617
 City Investing Co.,
   Liquidating Trust.......    4,314,037          --            --      4,314,037        3,774,782              --             --
 Fab Industries Inc. ......      331,100          --            --        331,100       10,305,488         231,770             --
 FHP International
   Corp. ..................    2,143,300          --   (2,143,300)             **               **              --     31,863,870
 Florida East Coast
   Industries Inc. ........      442,500      70,500            --        513,000       49,312,125         195,570             --
 Fund American Enterprises
   Holdings Inc. ..........      657,782      16,302            --        674,084       81,564,164         536,007             --
 Genesee Corp., A..........       15,911          --            --         15,911          644,396          17,502             --
 Genesee Corp., B..........      103,550          --            --        103,550               **          77,662             **
 Health Systems
   International, Inc.+....    1,526,400          --   (1,526,400)             **               **              **             **
 Kreisler Manufacturing
   Corp. ..................       54,470     163,410      (33,400)        184,480        1,867,860              --        375,984
 Lancer Industries Inc.,
   B.......................            3          --            --              3        4,357,546              --             --
 Lancer Industries Inc.,
   C, pfd. ................      174,359          --     (174,359)             **               **         261,539      2,673,771
 MBO Properties Inc. ......      167,437     407,275            --        574,712        4,885,052              --             --
 Metallurg Inc. ...........           --     589,939            --        589,939        7,964,177              --             --
 Seaboard Corp. ...........       76,450          --            --         76,450       33,638,000          57,338             --
 Southam Inc. .............           --   3,996,700            --      3,996,700       76,211,522         404,761             --
 Sunbeam Corp. ............   11,260,174          --            --     11,260,174      426,901,347         337,805
 Van Melle NV..............      916,266       8,810            --        925,076       66,153,439         991,988
                                                                                     --------------------------------------------
  TOTAL NON CONTROLLED
    AFFILIATES.............                                                          $ 839,535,562     $ 3,414,759    $36,633,712
                                                                                     ============================================

*Issuer in which the Fund owns 25% or more of the outstanding voting securities. **As of December 31, 1997, no longer an affiliate.
+Health Systems International, Inc. merged with Foundation Health Corp. to form Foundation Health systems.

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount

MUTUAL SHARES FUND
Notes to Financial Statements  (continued)

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONTINUED) recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1997, the Fund had the following forward exchange contracts outstanding:

                                                                                    IN        SETTLEMENT         UNREALIZED
CONTRACTS TO BUY:                                                              EXCHANGE FOR      DATE            GAIN/(LOSS)
-----------------                                                              ------------   ----------         -----------
     30,000,000 British Pounds.........................................  U.S.  $ 48,168,000     2/18/98    U.S.  $   986,085
     10,810,618 British Pounds.........................................          17,335,343     3/18/98              352,446
                                                                               ------------                      ------------
                                                                         U.S.  $ 65,503,343                        1,338,531
                                                                               ============                      ------------

CONTRACTS TO SELL:
------------------
    168,998,000 Swedish Krona..........................................  U.S.  $ 22,000,000     1/12/98              707,894
    320,682,700 French Francs..........................................          53,497,799     1/20/98              151,151
     13,200,000 British Pounds.........................................          21,957,000     1/20/98              299,667
    556,072,352 Swedish Krona..........................................          71,915,281     1/21/98            1,837,158
     11,480,000 British Pounds.........................................          19,229,000     1/30/98              403,155
    100,404,414 Canadian Dollars.......................................          70,687,422     1/30/98              349,116
    510,455,447 Swedish Krona..........................................          67,305,310     2/17/98            2,928,402
    196,739,604 French Francs..........................................          34,209,837     2/17/98            1,429,027
     56,646,255 British Pounds.........................................          95,788,817     2/17/98            2,971,448
    126,096,800 Canadian Dollars.......................................          91,267,914     2/27/98            2,867,229
     63,158,500 French Francs..........................................          10,701,602     2/27/98              172,237
    113,559,397 Norwegian Krone........................................          15,814,750      3/9/98              355,967
    118,384,439 Dutch Guilders.........................................          60,234,272     3/17/98            1,576,833
    173,907,422 Swedish Krona..........................................          23,181,166     3/18/98            1,232,557
     16,562,651 British Pounds.........................................          27,295,249     3/18/98              196,273
     27,600,000 British Pounds.........................................          45,400,350     4/15/98              305,749
    290,244,014 French Francs..........................................          49,925,435     4/17/98            1,407,623
    392,445,743 Swedish Krona..........................................          51,617,223     4/21/98            2,050,452
     58,500,000 British Pounds.........................................          98,625,150     5/18/98            3,190,566
      4,230,660 Dutch Guilders.........................................           2,123,825     6/10/98               17,557
     42,766,920 French Francs..........................................           7,200,000     6/11/98               29,528

MUTUAL SHARES FUND
Notes to Financial Statements  (continued)

             9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONTINUED)
                                                                                     IN      SETTLEMENT          UNREALIZED
CONTRACTS TO SELL:                                                             EXCHANGE FOR        DATE          GAIN/(LOSS)
------------------                                                             ------------   ----------         -----------
    534,000,000 Japanese Yen...........................................  U.S.  $  4,308,189     6/19/98    U.S.  $   112,998
 16,099,947,917 Italian Lira...........................................           9,156,021      7/2/98               45,641
                                                                               ------------                      ------------
                                                                         U.S.  $953,441,612                       24,638,228
                                                                               ============
      Net unrealized gain on offsetting forward exchange contracts.....                                              251,935
                                                                                                                 ------------
        Unrealized gain on forward exchange contracts..................                                           26,228,694
                                                                                                                 ------------
CONTRACTS TO BUY:
-----------------
     22,573,500 Swedish Krona..........................................  U.S.  $  3,000,000     1/12/98            (155,958)
     66,463,405 French Francs..........................................          11,525,904     1/20/98            (469,493)
     10,000,000 British Pounds.........................................          16,874,500     2/18/98            (489,805)
      9,000,000 Dutch Guilders.........................................           4,485,646      3/9/98             (28,528)
      2,900,000 British Pounds.........................................           4,814,000     3/18/98             (69,166)
                                                                               ------------                      ------------
                                                                         U.S.  $ 40,700,050                      (1,212,950)
                                                                               ============                      ------------
CONTRACTS TO SELL:
------------------
     30,647,087 British Pounds.........................................  U.S.  $ 49,433,752     1/20/98            (849,140)
    477,080,000 French Francs..........................................          77,451,299     1/20/98          (1,912,566)
    294,640,526 Swedish Krona..........................................          36,972,410     2/17/98            (186,653)
     40,000,000 British Pounds.........................................          63,029,200     2/18/98          (2,509,581)
     63,491,241 French Francs..........................................          10,557,240     2/27/98             (27,597)
    110,473,349 Dutch Guilders.........................................          54,423,050      3/9/98            (287,257)
     81,711,284 Norwegian Krone........................................          11,080,999     3/10/98             (42,895)
     32,785,227 British Pounds.........................................          51,928,521     3/18/98          (1,713,020)
    300,000,000 Swedish Krona..........................................          37,871,615     5/15/98             (37,567)
     35,000,000 British Pounds.........................................          56,700,000     6/18/98            (315,597)
                                                                               ------------                      ------------
                                                                         U.S.  $449,448,086                      (7,881,873)
                                                                               ============
        Unrealized loss on forward exchange contracts..................                                          (9,094,823)
                                                                                                                 ------------
          Net unrealized gain on forward exchange contracts............                                    U.S.  $17,133,871
                                                                                                                 ============

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of Franklin Mutual Series Fund Inc.

We have audited the accompanying statement of assets and liabilities of Mutual Shares Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Shares Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.

                                           [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
January 30, 1998

MUTUAL SHARES FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 16.78% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1997.

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP


GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund


Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund

Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                         10/97.1

BOARD OF DIRECTORS
Michael F. Price (Chairman)
Peter A. Langerman
Edward I. Altman
Ann Torre Grant
Andrew H. Hines, Jr.
William J. Lippman
Bruce A. MacPherson
Fred R. Millsaps
Leonard Rubin
Barry F. Schwartz
Vaughn R. Sturtevant, M.D.
Robert E. Wade

INVESTMENT MANAGER
Franklin Mutual Advisers, Inc.
51 John F. Kennedy Parkway
Short Hills, NJ 07078

SHAREHOLDER SERVICES
1-800-632-2301-(Class I & II)
1-800-448-FUND-(Class Z)

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Mutual Shares Fund, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                   [Recycled Logo] Printed on recycled paper

474 A97 12/97